                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2002



                                WEYCO GROUP, INC.
             (Exact name of registrant as specified in its charter)


               Wisconsin                                0-9068                               39-0702200
---------------------------------------  -------------------------------------  -------------------------------------
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification
            incorporation)                                                                     No.)


  333 W. Estabrook Boulevard, P.O. Box 1188
              Milwaukee, Wisconsin                                                  53201
-----------------------------------------------                 -----------------------------------------------------
    (Address of principal executive offices)                                     (Zip Code)


Registrant's telephone number, including area code:  (414) 908-1600


                             -----------------------
         (Former name or former address, if changed since last report.)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         On June 14, 2002, WEYCO GROUP, INC. (the "Company") dismissed Arthur Andersen LLP as its independent public accountants and appointed Deloitte & Touche LLP as its new independent accountants. The decision to dismiss Arthur Andersen and to retain Deloitte & Touche was recommended by the Company's Audit Committee and approved by its Board of Directors.

         Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and December 31, 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through June 14, 2002 (date of dismissal), there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter or the disagreement in connection with their reports.

         None of the reportable events described in Item 304(a) (1) (v) of Regulation S-K occurred during the fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through June 14, 2002 (date of dismissal).

         The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16 is a letter from Arthur Andersen, dated June 14, 2002, stating their agreement with such statements.

         During the fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through June 14, 2002 (date of dismissal), the Company did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

                Exhibit
                Number                        Description
                ------        --------------------------------------------------

                  16 Letter of Arthur Andersen LLP regarding change in certifying accountant. (Filed herewith.)



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 17, 2002             WEYCO GROUP, INC.

                                    By:     /s/ John F. Wittkowske
                                         ---------------------------------------
                                             John F. Wittkowske
                                             Senior Vice President,
                                             Chief Financial Officer & Secretary

                                WEYCO GROUP, INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 0-9068)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                               DATED June 14, 2002




    EXHIBIT NUMBER                DESCRIPTION
----------------------  -------------------------------------
          16            Letter of Arthur Andersen LLP
                        regarding change in certifying
                        accountant.